EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Big Buck Brewery & Steakhouse, Inc. (the “Company”) on Form 10-QSB for the quarterly period ended September 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthony P. Dombrowski, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:	November 10, 2003	By	/s/ Anthony P. Dombrowski
Anthony P. Dombrowski
Chief Executive Officer and
Chief Financial Officer